Gary M. Crosby President & Chief Executive Officer Gregory W. Norwood Chief Financial Officer Second Quarter 2015 Earnings Highlights July 24, 2015

2 Any statements contained in this presentation regarding the outlook for FNFG’s business and markets, such as projections of future earnings performance, statements of FNFG’s plans and objectives, forecasts or market trends and other matters, are forward-looking statements based on FNFG’s assumptions and beliefs. Such statements may be identified by such words or phrases as “will likely result,” “are expected to,” “will continue,” “outlook,” “will benefit,” “is anticipated,” “estimate,” “project,” “management believes” or similar expressions. These forward- looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those discussed in such statements and no assurance can be given that the results in any forward-looking statement will be achieved. For these statements, FNFG claims the protection of the safe harbor for forward- looking statements contained in the Private Securities Litigation Reform Act of 1995. Any forward-looking statement speaks only as of the date on which it is made, and we disclaim any obligation to subsequently revise any forward-looking statement to reflect events or circumstances after such date or to reflect the occurrence of anticipated or unanticipated events.   Certain factors could cause FNFG’s future results to differ materially from those expressed or implied in any forward-looking statements contained in this presentation. These factors include the factors discussed in Part I, Item 1A of FNFG’s 2014 Annual Report on Form 10-K under the heading “Risk Factors” and any other cautionary statements, written or oral, which may be made or referred to in connection with any such forward-looking statements. Since it is not possible to foresee all such factors, these factors should not be considered as complete or exhaustive. Safe Harbor Statement

# 2Q15 Financial Results

| Income Statement *($ in millions, except per share data)* | | 1Q15 | | 2Q15 |
|---|---|---|---|---|
| Net Interest Income | $ | 262.9 | $ | 263.1 |
| Noninterest Income | | 82.2 | | 86.6 |
| Net Revenues | | 345.2 | | 349.7 |
| Noninterest Expense* | | 243.5 | | 247.9 |
| Pre-tax, Pre-provision Income | | 101.7 | | 101.8 |
| Provision for Loan Losses | | 12.8 | | 20.8 |
| Pre-tax Income | | 88.9 | | 81.1 |
| Income Taxes | | 26.7 | | 20.1 |
| **Net Operating Income** | **$** | **62.2** | **$** | **61.0** |
| Preferred stock dividend | | 7.5 | | 7.5 |
| **Net Income Available to Common Stockholders** | **$** | **54.7** | **$** | **53.5** |
| **Operating Earnings per Diluted Share** | **$** | **0.15** | **$** | **0.15** |
| Less: Restructuring Charges, net of taxes | | (0.03) | | — |
| GAAP Earnings per Diluted Share | $ | 0.12 | $ | 0.15 |
| **Key Ratios** | | | | |
| Net Interest Margin | | 3.07% | | 3.02% |
| Return on Average Assets* | | 0.65% | | 0.63% |
| Pre-tax, pre-provision ROA* | | 1.07% | | 1.05% |
| Return on Average Tangible Common Equity* | | 9.34% | | 8.94% |
| Efficiency Ratio* | | 70.5% | | 70.9% |
| Common Equity Tier 1 Ratio (B3) | | 8.48% | | 8.50% |

- Net revenues increased $5M QOQ
  - Noninterest income, excluding $3M in tax credit investment amortization, increased $7M or 9% QOQ
  - Net interest income stable from prior quarter
  - Net interest margin of 3.02%, in line with guidance
- Average loans increased 1% annualized QOQ
  - Commercial origination activity strong in June; commercial pipeline robust
  - Average commercial loans increased 1% annualized QOQ; period-end C&I loans increased 9% QOQ
  - Average consumer loans increased 2% annualized QOQ
- Operating noninterest expense* of $248M increased $4M QOQ
  - Increase driven by volume-related business expenses and modestly higher professional services expense
  - Salaries & benefits expense down 4% YOY
- Credit risk metrics improved QOQ; originated NCOs of 0.31% in line with prior quarter
  - Originated Allowance covered 3.7x 2Q15 originated NCOs
  - Originated NPLs declined 8% QOQ; originated criticized loans declined 3%
- GAAP tax rate of 25% attributable to tax credit investments
- Common Equity Tier 1 capital ratio under Basel III transitional approach was 8.50%

* In 1Q15, excludes $17.5M impact of restructuring charges; Operating results represent non-GAAP measures. Refer to Noninterest Expense slide for further detail.

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4 ▪ June YTD, average loans increased 6% compared to 1H14 ▪ C&I and Commercial Real Estate balances increased 1% QOQ ◦ Period-end C&I balances increased 9% annualized QOQ ▪ QOQ Commercial growth was strongest in our Tri-State (32% annualized) and Eastern PA (11% annualized) markets ▪ Robust commercial pipeline at quarter-end ▪ HELOC balances increased for the 9th consecutive quarter ▪ Average Indirect auto loans increased $51M in 2Q15 ◦ New origination yields up 13 bps QOQ; $273M in new originations at 3.38% net yield ◦ Average FICO of 749 on new originations during the quarter, compared to 755 in 1Q15 Consumer Balance Growth Residential Real Estate Home Equity Indirect Auto Credit Cards Total Consumer 60% 40% 20% 0% -20% -40% 4Q14 1Q15 2Q15 2% (3)% (1)% 8% 4% 3% 31% 10% 9% 1% (4)% (9)% 10% 2% 2% Balance Sheet Summary | Loans ($ in millions; average balances) 2Q15 QOQ YOY Business 5,830 2% 5% Real Estate 8,257 —% 5% Total Commercial Loans 14,087 1% 5% Residential Real Estate 3,326 (1)% (1)% Home Equity 2,963 3% 6% Indirect Auto 2,238 9% 28% Credit Cards 304 (9)% (1)% Other Consumer 260 (22)% (11)% Total Consumer Loans 9,091 2% 7% Total Average Loans 23,178 1% 5% Business Real Estate Total Commercial 15% 12% 9% 6% 3% 0% 4Q14 1Q15 2Q15 7% —% 2% 5% 9% —% 6% 5% 1% Commercial Balance Growth Note: Growth rates are annualized

5 Average Consumer Deposits ($B) Interest-bearing Checking Savings Money Market CDs Non Interest-bearing Checking $8 $6 $4 $2 $0 4Q14 1Q15 2Q15 $3.8 $3.9 $4.0$3.4 $3.4 $3.4 $6.6 $6.7 $6.8 $2.6 $2.6 $2.5 $1.3 $1.3 $1.4 Average Transaction Deposits ($B) ▪ Average deposit balances increased 6% annualized QOQ ◦ 5% annualized increase in consumer deposits balances QOQ driven by higher customer balances and new account acquisitions ◦ Offset by seasonal declines in municipal balances ▪ 12% annualized increase in consumer checking deposit balances led by interest-bearing checking (+11%) and noninterest-bearing checking (+17%) balances QOQ ▪ MMDA up 5% QOQ reflecting successful promotional campaign ▪ Noninterest bearing deposits flat QOQ due primarily to seasonality in municipal balances, but were up 7% YOY driven by business deposits Balance Sheet Summary | Deposits ($ in millions; average balances) 2Q15 QOQ YOY Interest-bearing Checking 5,131 10% 6% Savings Accounts 3,494 7% (4)% Money Market Deposits 10,251 5% 3% CDs (incl brokered CDs) 3,917 15% (1)% Interest-bearing Deposits 22,793 8% 2% Non Interest-bearing Deposits 5,427 —% 7% Total Deposits 28,220 6% 3% Note: Growth rates are annualized Noninterest-bearing Interest-bearing % of Total Deposits $12 $10 $8 $6 $4 $2 $0 60% 50% 40% 30% 20% 10% 0% 2Q14 3Q14 4Q14 1Q15 2Q15 $5.08 $5.26 $5.49 $5.43 $5.43 $4.82 $4.82 $5.05 $5.00 $5.13 36% 37% 38% 38% 37% $9.9 $10.1 $10.5 $10.4 $10.6

# Net Interest Income & Margin Overview

- Net interest income (FTE) flat QOQ as lower earning asset yields offset benefit from additional day in the quarter; normalized 2Q15 NII down $2.7M QOQ
- Net interest income included a net $2.9M of benefits from certain unusual items in 2Q15

| | Net Interest Income (T/E) | | | | | Net Interest Margin | | | | |
|---|---|---|---|---|---|---|---|---|---|---|
| *($ in millions)* | 2Q14 | 3Q14 | 4Q14 | 1Q15 | 2Q15 | 2Q14 | 3Q14 | 4Q14 | 1Q15 | 2Q15 |
| **Quarter As Reported** | **$276.6** | **$278.2** | **$274.8** | **$267.8** | **$268.0** | **3.26%** | **3.21%** | **3.11%** | **3.07%** | **3.02%** |
| Less: CLO pay-off discount recognition | ($2.5) | ($5.4) | ($0.7) | - | ($2.3) | (0.03)% | (0.06)% | (0.01)% | - | (0.03)% |
| Less: CMBS prepayment normalization | - | - | ($0.5) | - | - | - | - | (0.01)% | - | - |
| Add: CMO Retro | - | $0.9 | $1.0 | - | $1.1 | - | 0.01% | 0.01% | - | 0.01% |
| Add: CRE prepayment penalties | $0.6 | $0.8 | ($1.2) | - | - | 0.01% | 0.01% | (0.01)% | - | - |
| Less: Early Loan Payoffs | - | ($0.7) | - | - | ($1.7) | - | (0.01)% | - | - | (0.02)% |
| **SUB-TOTAL** | **($1.9)** | **($4.4)** | **($1.4)** | **-** | **($2.9)** | **(0.02)%** | **(0.05)%** | **(0.02)%** | **-** | **(0.03)%** |
| **Quarter Normalized** | **$274.7** | **$273.8** | **$273.4** | **$267.8** | **$265.1** | **3.24%** | **3.16%** | **3.09%** | **3.07%** | **2.99%** |
| **Average Earning Assets** | **$34,002** | **$34,375** | **$35,033** | **$35,406** | **$35,574** | | | | | |

- NIM down 5 bps QOQ as 2% annualized QOQ increase in average earning assets generally offset yield declines
- Average earnings asset yield of 3.42% down 3 bps QOQ
  - Loan yields down 2 bps QOQ to 3.73% as new origination yields continue to trend lower than those rolling off
  - Indirect auto origination yields increased 13 bps QOQ due to increased focus on returns
  - Yield on investment securities down 3 bps QOQ to 2.85%; RMBS premium amortization of $9M, up from $6M in 1Q15
- Interest-bearing deposit costs increased 1 bps to 0.29% driven by continued promotional money market deposit pricing in 2Q15 and mix shift

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# Credit Quality - Originated Portfolio

| ($ in millions) | 2Q14 | 1Q15 | 2Q15 |
|---|---|---|---|
| Net Charge-offs | $13.2 | $15.0 | $15.5 |
| Provision for loan losses | $19.1 | $11.1 | $19.5 |
| NCOs / Average Loans | 0.30% | 0.31% | 0.31% |
| Nonperforming Originated Loans | $157 | $198 | $181 |
| NPLs / Loans - Originated | 0.86% | 1.01% | 0.91% |
| Total Originated Loans | $18,196 | $19,529 | $19,930 |
| Allowance - Originated | $216 | $224 | $228 |
| Allowance / Loans - Originated | 1.18% | 1.15% | 1.15% |
| Criticized[1] | $788 | $760 | $738 |
| Criticized as a % of Total Originated Loans | 4.3% | 3.9% | 3.7% |
| Classified[2] | $464 | $468 | $456 |
| Classified as a % of Total Originated Loans | 2.6% | 2.4% | 2.3% |

- Originated net charge-offs equaled 31 bps in 2Q15; flat to prior quarter and up only 1 bp YOY
- Originated allowance to originated loans unchanged at 1.15%
- Allowance coverage = 3.7x 2Q15 NCOs
- Originated provision normalized from very low 1Q levels
  - Provision exceeded net charge-offs by $4M supporting originated loan growth of $0.4B
- Originated NPLs decreased $17M QOQ due primarily to pay-downs and charge-offs
  - Originated NPLs were 0.91% of originated loans
- Originated criticized loans decreased 3% QOQ to $738M due primarily to upgrades and pay-downs
- Originated classified loans decreased $11M QOQ and $8M YOY
- Originated criticized and classified loans to originated loans decreased 63 bps and 26 bps, respectively, from 2Q14

Note: Originated loans represent loans excluding acquired loans (i.e., loans originated under First Niagara ownership)

1. Loans classified as special mention, substandard or doubtful
2. Loans classified as substandard or doubtful

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8 Credit Quality - Acquired Portfolio ▪ Acquired criticized and classified loans decreased 13% and 8%, respectively ▪ Provision on acquired loans decreased $2.1M in 2Q15 ▪ Credit mark of $79M equals 2.2% of remaining $3.5B acquired book Note: Acquired loans before associated credit discount. Refer to the end balance sheet in our 2Q15 press release tables for a reconciliation to total loans and leases ($ in millions) NCC HNBC NAL HSBC Acquired NCC HNBC NAL HSBC Acquired Provision for loan losses $ 1.9 $ 1.1 $ — $ — $ 3.0 $ — $ 0.9 $ — $ — $ 0.9 Net charge-offs 1.8 0.5 — — 2.3 0.1 0.5 — — 0.5 NCOs / avg loans 0.25% 0.06% Nonperforming loans 1.5 9.2 10.8 8.7 30.2 1.5 8.6 7.9 8.5 26.6 Total loans 197 745 1,961 778 3,681 196 713 1,856 753 3,518 Allowance 1.5 4.9 — 0.6 6.9 1.4 5.4 — 0.6 7.3 Credit discount on Acq loans $ 1.6 $ 17.5 $ 54.7 $ 18.0 $ 91.7 $ 1.5 $ 10.6 $ 49.6 $ 17.1 $ 78.8 Credit discount / Acq loans 0.8% 2.3% 2.8% 2.3% 2.5% 0.8% 1.5% 2.7% 2.3% 2.2% Criticized $ 18.6 $ 53.7 $ 127.3 $ 30.7 $ 230.2 $ 15.0 $ 46.9 $ 109.2 $ 30.1 $ 201.2 Classified 12.1 46.3 64.7 24.6 147.7 12.1 41.9 56.8 24.9 135.7 Accruing 90+ days delinquent $ 6.8 $ 25.3 $ 41.3 $ 11.0 $ 84.4 $ 6.8 $ 21.6 $ 37.6 $ 10.1 $ 76.1 1Q15 2Q15

# Noninterest Income Overview

| ($ in millions) | 1Q15 | 2Q15 | QOQ Change |
|---|---|---|---|
| Deposit Service Charges | $ 20.4 | $ 22.2 | $ 1.8 |
| Insurance Commissions | 15.7 | 17.1 | 1.3 |
| Merchant and Card Fees | 11.9 | 13.3 | 1.4 |
| Wealth Management Services | 14.7 | 15.7 | 1.1 |
| Mortgage Banking | 4.9 | 5.8 | 0.9 |
| Capital Markets Income | 4.2 | 5.3 | 1.1 |
| Lending and Leasing | 4.4 | 4.0 | (0.4) |
| Bank Owned Life Insurance | 3.6 | 3.2 | (0.4) |
| Other Income* | 2.6 | 3.1 | 0.5 |
| **Adjusted Noninterest Income*** | **$ 82.2** | **$ 89.7** | **$ 7.4** |
| Tax Credit Amortization | — | (3.1) | (3.1) |
| **GAAP Noninterest Income** | **$ 82.2** | **$ 86.6** | **$ 4.4** |

- Adjusted noninterest income (excl tax credit amort) increased $7M QOQ, or 9%
  - Deposit service charges increased $1.8M QOQ due to seasonality; in line with prior year trend
  - Insurance commissions increased $1.3M million or 9% driven primarily by higher revenues from the health & welfare business line as well as contingent commissions
  - Merchant & Card fees increased 12% QOQ due to higher debit and credit card purchase volumes
  - Wealth management increased 7% attributable to higher annuity sales and higher assets under management
  - Capital markets increased $1.1M QOQ
  - Mortgage banking income increased $0.9M due to higher gain-on-sale income; locked volumes increased 5% and GOS margins improved 39 bps

*Excludes $3.1M impact of tax credit amortization in 2Q15; Operating results represent a non-GAAP measure. Refer to the Appendix for further information

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10 ▪ Reported 2Q15 noninterest expense of $248M ▪ 2Q15 operating expenses increased $4M from prior quarter (ex restructuring charge in 1Q15) ◦ $2M increase in salaries and benefits driven by volume-related commissions; on a YOY basis, S&B down 4% driven by a 9% decrease in FTEs ◦ Professional services increased $3M reflecting vendor & other costs associated with strategic initiatives and other corporate activities ◦ Occupancy expenses decline reflects lower building maintenance expenses ◦ Tech and comm expenses higher QOQ driven primarily by higher debit transaction volumes ◦ Operating Expenses as a percentage of average loans and deposits relatively stable at 1.93%, compared to 1.91% in 1Q15 Noninterest Expense ($ in millions) 1Q15 2Q15 QOQ Change Salaries and Employee Benefits $ 112.0 $ 113.6 $ 1.6 Occupancy and Equipment 27.3 26.0 (1.3) Technology and Communication 35.1 36.5 1.4 Marketing 9.9 10.3 0.4 Professional Services 13.1 16.3 3.3 Amortization of Intangibles 6.2 5.1 (1.1) FDIC Premiums 11.2 11.8 0.6 Other Expense 28.9 28.4 (0.5) Operating Expense* $ 243.5 $ 247.9 $ 4.4 Restructuring Charges 17.5 — (17.5) GAAP Noninterest Expense $ 261.0 $ 247.9 $ (13.1) *Operating results represent a non-GAAP measure. Refer to the Appendix for further information

11 Street Median1 3Q15 Outlook (as of July 24, 2015) Management CommentaryMetric Net Interest Margin (T/E) 2.97% Consistent with Street 3Q expectations Average Earning Assets $36.0B Low-single digit annualized increase from 2Q levels Noninterest Income $88M Consistent with Street 3Q expectations Operating Expense $248M Consistent with Street 3Q expectations Provision $22M Consistent with Street 3Q expectations; 2015 originated NCO outlook unchanged at 30-35 bps Taxes N/A 26-28% including tax credits Earnings per Share $0.15 Consistent with Street 3Q expectations 1. Based on the computed median of all 16 analyst models where available and SNL Financial; 3Q15 expectations as of July 24, 2015

Appendix

13FNFG Peer Median 80% 75% 70% 65% 60% 55% 50% 45% 40% 1Q13 2Q13 3Q13 4Q13 1Q14 2Q14 3Q14 4Q14 1Q15 2Q15 61% 62% 63% 64% 63% 63% 63% 62% 63% 62% Investment Security Mix (Book Value $11.9B) Investment Securities1 (as of June 30, 2015) Commercial Assets2 to Total Deposits 1. Excludes Federal Home Loan Bank and Federal Reserve Bank stock 2. Commercial assets include C&I and CRE loans plus CLO, CMBS, corporates and commercial ABS at amortized cost Traditional Portfolio $8.2B; 69% Credit Securities $3.6B; 31% Portfolio Stats 1Q15 2Q15 Market Value $12.2B $12.0B Yield 2.88% 2.84% Average Rating AA AA Remaining RMBS Purchase Premium $86M $82M Remaining Premium as a % of RMBS Portfolio 1.2% 1.1% Total Portfolio Duration 3.8 years 3.4 years AFS Portfolio Duration 2.8 years 2.7 years QOQ Change in after-tax AOCI $16M ($31M) Quarterly Purchases 1Q15 2Q15 Total $923M $845M Yield 2.4% 2.8% Average Rating AA AA Risk Profile Consistent with Peers Agency RMBS: 62.5%CMBS: 10.6% CLO: 9.0% ABS: 3.6% Corporates: 7.3% Muni: 3.4% US Gov't: 2.8% Other: 0.2% UST: 0.6%

14 Strong Asset Quality Originated NPL to Loans by Loan Category1 Originated NCO to Loans by Loan Category1 CRE C&I RRE Home Equity Indirect Auto 2.00% 1.50% 1.00% 0.50% 0.00% 2Q14 3Q14 4Q14 1Q15 2Q15 0.90% 0.81% 1.00% 0.77% 1.54% 1.49% 1.39% 1.38% 0.61% 0.58% 1. Excludes acquired loans that are marked to market at acquisition CRE C&I RRE Home Equity Indirect Auto Credit Card 4.40% 3.60% 2.80% 2.00% 1.20% 0.40% -0.40% 2Q14 3Q14 4Q14 1Q15 2Q15 0.24% 0.31% 0.31% 0.25% 0.05% 0.04%0.16% 0.17% 0.22% 0.24% 3.16% 3.32%

15 Strong Asset Quality Commercial Loan Count1 Originated Criticized & Classified Loans to Total Loans2 Criticized Classified 5.00% 4.00% 3.00% 2.00% 1.00% 0.00% 2Q14 3Q14 4Q14 1Q15 2Q15 4.33% 4.36% 4.17% 3.89% 3.70% 2.55% 2.49% 2.34% 2.40% 2.29% 4Q12 4Q13 4Q14 2Q15 2,500 2,000 1,500 1,000 500 0 $1M to $5M $5M to $10M $10M to $20M > $20M 1. Multiple loans to one borrower have not been aggregated for purposes of this chart 2. Excludes acquired loans that are marked to market at acquisition 39 40 33 25 2,032 1,992 1,953 1,841 203 189 166 150 392 393 35 0 315

16 C&I CRE $15 $12 $9 $6 $3 $0 3Q14 4Q14 1Q15 2Q15 $5.7 $5.8 $5.8 $5.8 $8.0 $8.1 $8.3 $8.3 Continued Momentum in Loan Growth Average Commercial Loans ($B) Average Consumer Loans ($B) ▪ 1% annualized increase in average loans QOQ ▪ Period-end C&I balances increased 9% annualized QOQ; Robust commercial pipeline at quarter-end ▪ Average C&I balances increased 2% annualized from prior quarter ▪ Continued momentum in indirect auto lending platform; 9th consecutive quarter of HELOC growth Notes: Growth rates are annualized Residential RE Home Equity Other Consumer Credit Card Indirect Auto $10 $8 $6 $4 $2 $0 3Q14 4Q14 1Q15 2Q15 $3.4 $3.4 $3.3 $3.3 $2.9 $2.9 $2.9 $3.0 $0.3 $0.3 $0.3 $0.3 $0.3 $0.3 $0.3 $0.3 $2.0 $2.1 $2.2 $2.2 $8.8 $9.0 $9.1 $9.1 $13.7 $13.9 $14.1 $14.1

17 Commercial Banking QOQ Commercial Growth by Region QOQ Commercial Growth by Business Unit 40% 20% 0% -20% -40% NY WPA EPA NE Tri-State Other* 1% —% 11% (11)% 32% (27)% $6.2 $2.0 $2.5 $2.4 $0.7 $0.5 $4.3 $2.7 $4.5 $1.0 $0.5 $1.3 Average Loan Balances (billions) Average Loan Balances (billions) Notes: Average balances. Growth rates are annualized. Balances include small business loans that roll up into retail segment *Includes capital markets and community development lending 20% 10% 0% -10% -20% -30% Middle Market Business Banking CRE Equipment Finance Capital Markets Other 8% (7)% (2)% 8% (27)% 3%

# Consumer Finance

| | ($ in millions) | 1Q15 | 2Q15 | QOQ Change |
|---|---|---|---|---|
| Indirect Auto | Period end balance | $2,201 | $2,256 | 10% |
| | Origination Volume | $234.8 | $273.3 | 16% |
| | Origination Yield | 3.25% | 3.38% | 13 bps |
| | # of dealers | 1,232 | 1,284 | 4% |
| | % units used | 67% | 68% | 1% |
| Credit Cards | Period end loan balance | $301 | $305 | 5% |
| | Purchase Volume | $219 | $246 | 12% |
| | Interchange fee income | $4.3 | $4.8 | 11% |
| | Total active accounts (units) | 155,098 | 155,527 | —% |
| Residential Mortgage | Total Origination Volume | $291 | $408 | 40% |
| | Retail Origination Volume | $223 | $303 | 36% |
| | Purchase Volume | $140 | $229 | 63% |
| | HFS Lock Volume | $216 | $227 | 5% |
| | Application Volume | $647 | $639 | (1)% |

Note: Balance growth rates are annualized

- **Indirect Auto**
  - Net origination yield of 3.38%, 13 bps higher than 1Q15
  - $273.3 million in originations in 2Q15, up 16% from 1Q15
    - Average FICO of 749 on new originations during the quarter, compared to 755 in 1Q15
    - 68% of originations are for used vehicles at new car dealers, compared to 67% for 1Q15
- **Credit cards**
  - Purchase volume up seasonally QOQ
  - Continued focus in building the balance sheet through origination, activation, and usage campaigns
  - Apple Pay was introduced in 1Q15
- **Residential Lending**
  - Application volumes relatively flat QOQ reflecting shift in activity from refinance to purchase given current rate environment; up 14% YOY
  - Closed volumes increased 40% from seasonally low 1Q levels
  - Purchase volumes accounted for 56% of total production in quarter compared to 48% in the prior quarter; purchase volume up 63% QOQ

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19 Non-GAAP Measures Non-GAAP Measures – This presentation contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (GAAP). The Company believes that these non-GAAP financial measures provide a meaningful comparison of the underlying operational performance of the Company, and facilitate investors’ assessments of business and performance trends in comparison to others in the financial services industry. In addition, the Company believes the exclusion of these non-operating items enables management to perform a more effective evaluation and comparison of the Company’s results and to assess performance in relation to the Company’s ongoing operations. These disclosures should not be viewed as a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Where non-GAAP disclosures are used in this presentation, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in this Appendix.

20 GAAP to non-GAAP Measures Quarter ended Quarter ended (in thousands) June 30, 2015 March 31, 2015 Computation of pre-tax,pre-provision income: Net interest income $ 263,110 $ 262,944 Noninterest income 86,607 82,244 Noninterest expense (247,899) (261,038) Pre-tax, pre-provision income (loss) (GAAP) 101,818 84,150 Add back: non-operating noninterest expenses — 17,517 Pre-tax, pre-provision income (Non-GAAP) $ 101,818 $ 101,667 Reconciliation of pretax operating income to pretax net income: Pretax operating income (Non-GAAP) 81,062 88,902 Nonoperating expenses, gross of tax — (17,517) Pretax net income (GAAP) $ 81,062 $ 71,385 Reconciliation of net operating income to net income: Net operating income (Non-GAAP) $ 61,010 $ 62,246 Nonoperating expenses, net of tax — (10,861) Net income (GAAP) $ 61,010 $ 51,385 Reconciliation of operating efficiency ratio to reported efficiency ratio: Operating efficiency ratio (Non-GAAP) 70.9% 70.5% Nonoperating expenses, gross of tax —% 5.1% Reported efficiency ratio (GAAP) 70.9% 75.6% Computation of Average Tangible Common Equity: Total average stockholders' equity $ 4,145,334 $ 4,125,246 Less: Average goodwill and other intangibles (1,407,946) (1,410,800) Less: Average preferred stockholders' equity (338,002) (338,002) Average tangible common equity $ 2,399,386 $ 2,376,444